UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2026

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36393 (Commission File Number)	80-0957485 (IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma (Address of principal executive offices)		73142 (Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2026, Paycom Payroll, LLC (the “Borrower”), a wholly owned subsidiary of Paycom Software, Inc. (the “Company”), entered into an Increasing Lender Supplement (the “Increasing Lender Supplement”) with JPMorgan Chase Bank, N.A. (the “Administrative Agent”) and certain other lenders, whereby the aggregate commitments under the Credit Agreement (as defined below) were increased by $461.6 million, such that the Credit Agreement now provides for a senior secured revolving credit facility (the “Revolving Facility”) of $1.46 billion. Except as described in the preceding sentence, the material terms of the Credit Agreement dated as of July 29, 2022, by and among the Company, the Borrower, certain other subsidiaries of the Company, the Administrative Agent, and the other lenders party thereto (as amended from time to time, the “Credit Agreement”) remain unchanged. The material terms of the Credit Agreement are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 19, 2026. As of March 12, 2026, the Company has borrowed approximately $675.0 million under the Revolving Facility.

The foregoing description of the terms of the Increasing Lender Supplement is not complete and is qualified in its entirety by reference to the full text of the Increasing Lender Supplement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Increasing Lender Supplement, dated March 12, 2026, by and among Paycom Payroll, LLC, JPMorgan Chase Bank, N.A. and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date:	March 12, 2026	By:	/s/ Robert D. Foster
Robert D. Foster
Chief Financial Officer